SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2005

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2005, Motive, Inc. (the “Company”) issued a press release, attached to this Current Report on Form 8–K as Exhibit 99.1, reporting that it had received a letter on November 22, 2005 from The Nasdaq Stock Market indicating that as a result of the Company’s failure to file with the Securities and Exchange Commission its Quarterly Report on Form 10–Q for the fiscal quarter ended September 30, 2005, the Company is not in compliance with the NASDAQ requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

The Company intends to appeal the NASDAQ Staff’s determination by requesting a hearing before the Nasdaq Listing Qualifications Panel, which will automatically stay the delisting of the Company’s common stock pending the Panel’s review and determination. Until the Panel issues a determination and the expiration of any exception granted by the Panel, the Company’s common stock will continue to be traded on The Nasdaq National Market.

As previously announced, the Audit Committee of the Company’s Board of Directors is conducting a review of the Company’s revenue recognition related to certain reseller transactions. The Company is fully cooperating with the review so that it may be finalized as promptly as possible and the Company may complete its Form 10-Q for the fiscal quarter ended September 30, 2005. However, there can be no assurance that the Panel will grant an exception that would allow the continued listing of the Company’s common stock on The Nasdaq Stock Market until the Company files its Form 10-Q for the fiscal quarter ended September 30, 2005 with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release of Motive, Inc. dated November 23, 2005.

This exhibit is furnished with this Current Report on Form 8–K shall not be deemed filed for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2005

MOTIVE, INC.

By:	/s/ Paul Baker
Paul Baker Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Motive, Inc. dated November 23, 2005